======================================================================

                               UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934



      Date of report (Date of earliest event reported):  June 8, 2007



                      JONES LANG LASALLE INCORPORATED
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)



      Maryland                      001-13145                36-4150422
------------------------      --------------------          ---------------
(State or other juris-        (Commission File              (IRS Employer
diction of incorporation)     Number)                       Identification
                                                            No.)



     200 East Randolph Drive, Chicago, IL                      60601
     ------------------------------------                   ----------
    (Address of Principal Executive Offices)                (Zip Code)



Registrant's telephone number, including area code:         (312) 782-5800



                              Not Applicable
      --------------------------------------------------------------
      (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))

  ======================================================================

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On June 6, 2007, Jones Lang LaSalle Incorporated (the "Company"), closed on its Amended and Restated Multicurrency Credit Agreement, dated as of June 6, 2007 among Jones Lang LaSalle Finance B.V., a subsidiary of the Company, the Company and certain of its other subsidiaries, as guarantors, the banks party thereto, and Bank of Montreal, as Administrative Agent (the "Credit Agreement").

      The Credit Agreement is the Company's unsecured revolving credit facility for working capital, investments and other general corporate purposes. The amendment and restatement increased the limit of the facility from $450.00 million to $575.00 million and extended the term to June 6, 2012. Initial pricing under the amended facility is expected to begin at LIBOR + 0.475% compared to previous pricing of LIBOR + 0.55%. Under the Agreement, the Company has the authority to borrow up to an additional $100.00 million under local facilities. In addition, certain of the covenants contained in the Agreement, were modified to provide the Company with more operating flexibility. Specifically, leverage ratio increased to 3.50x from 3.25x.



ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

            The following Exhibit is included with this Report:

            99.1 Amended and Restated Multicurrency Credit Agreement, dated as of June 6, 2007



                      ------------------------------



      The forward-looking statements contained in this report are based on current expectations, estimates, projections and assumptions made by management. While the Company's management believes the assumptions underlying its forward-looking statements are reasonable, such information is subject to uncertainties and may involve certain risks, many of which are difficult to predict and beyond management's control. As such, these statements are not guarantees of future performance, results or events. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

                                SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: June 8, 2007                  JONES LANG LASALLE INCORPORATED



                                    By:   /s/ Gordon G. Repp
                                          ------------------------------
                                          Name: Gordon G. Repp
                                          Its:  Assistant Secretary

                               EXHIBIT INDEX
                               -------------




EXHIBIT NO.       DESCRIPTION
-----------       -----------

99.1 Amended and Restated Multicurrency Credit Agreement, dated as of June 6, 2007